UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 18, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of NioCorp Developments Ltd. (the “Company”), in consultation with the Company’s management, concluded that the Company’s previously issued consolidated financial statements as of and for the fiscal years ended June 30, 2022 and 2021 and the interim periods ended September 30, 2021, December 31, 2021 and March 31, 2022 (the “Affected Periods”) contained an error related to the accounting for the unamortized deferred financing costs and debt discounts upon extinguishments of debt related to debt conversions. As a result of this error, the Audit Committee determined that the Company’s consolidated financial statements for the Affected Periods should not be relied upon and should be restated by adjusting interest expense recognized in each of the Affected Periods. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s previously issued consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

The Company previously issued a convertible debt security (the “Lind III Convertible Security”) pursuant to a definitive convertible security funding agreement, dated February 16, 2021 (the “Lind III Agreement”), between the Company and Lind Global Asset Management III, LLC (“Lind III”). Pursuant to the Lind III Agreement, Lind III is entitled to convert the Lind III Convertible Security into common shares, without par value, of the Company (“Common Shares”) in monthly installments over its term at a price per Common Share equal to 85% of the volume-weighted average price per Common Share on the Toronto Stock Exchange for the five trading days immediately preceding the date on which Lind III provides notice to the Company of its election to convert a portion thereof. Each conversion of a portion of the Lind III Convertible Security into Common Shares results in a partial extinguishment of the debt, for which a proportionate amount of the related debt discounts and deferred financing costs should have been recognized as a loss on extinguishment. The Company originally accounted for the unamortized debt discounts and deferred financing costs using a “prospective approach.” Under this “prospective approach,” upon conversion of a portion of the Lind III Convertible Security, a new effective interest rate was computed based on the post-conversion carrying value of the Lind III Convertible Security and the revised estimated remaining cash flows. Using this “prospective approach,” changes in amortization of debt discounts and deferred financing costs were included in future interest expense on a prospective basis.

The identification of the need for the restatement arose out of the Company’s normal quarterly close and review procedures for the quarter ended September 30, 2022. Pursuant to these procedures, the Audit Committee, in consultation with the Company’s management, assessed the Company’s accounting policies, as well as the presentation and accounting for the amortization of debt discounts and deferred financing costs, and concluded that the Company should have expensed a proportionate amount of the debt discounts and deferred financing costs at the time of each conversion. Accordingly, the Audit Committee, in consultation with the Company’s management, has concluded that (i) the Company made an error in the presentation and accounting of its consolidated balance sheets and consolidated statements of operations and comprehensive loss with respect to the Affected Periods and (ii) it is necessary to restate the Company’s previously issued financial statements for the Affected Periods to correct this error related to the timing of expensing of unamortized debt discounts and deferred financing costs upon extinguishments of debt related to debt conversions.

The change in the timing of expensing debt discounts and unamortized deferred financing costs upon extinguishments of debt related to debt conversions is a non-cash item that affects the timing of recognition, but not the total amount of expense to be recognized over the life of the convertible debt instrument. The loss on extinguishment is included in accretion and amortization expense for convertible debt, which is disclosed as a part of interest expense in the Company’s consolidated statements of operations and comprehensive loss and is not included as a component of operating costs. The following table shows the Company’s interest expense and net loss for the fiscal years ended June 30, 2022 and 2021 as previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and preliminary estimates of the same on an as-restated basis. The net loss restatement impacts include minor adjustments to account for foreign exchange impacts, as the U.S. dollar-denominated Lind III Convertible Security is carried on the Canadian parent company books:

	Fiscal Year Ended June 30, 2022
	As Previously Reported	Restatement Impacts	As Restated
Interest expense	$1,906	$921	$2,827
Net loss	9,929	958	10,887

	Fiscal Year Ended June 30, 2021
	As Previously Reported	Restatement Impacts	As Restated
Interest expense	$1,113	$430	$1,543
Net loss	4,390	434	4,824

This correction to the Company’s consolidated statements of operations and comprehensive loss also impacts the Company’s consolidated balance sheets, consolidated statements of shareholders’ equity, and certain notes to the consolidated financial statements, as well as management’s discussion and analysis of financial condition and results of operations included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q covering the Affected Periods. This correction does not impact the consolidated statements of cash flows besides offsetting adjustments between net loss, accretion of convertible debt, and foreign exchange (gain) loss within the cash flows from operating activities section.

The Company plans to restate the financial statements with respect to the Affected Periods in an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (the “Amended Form 10-K”) to be filed with the Securities and Exchange Commission (the “SEC”). The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements included in the Amended Form 10-K, including further describing the restatement and its impact on previously reported amounts. The Company is working diligently with its auditors and others to file the Amended Form 10-K as soon as practicable.

The Company’s management has concluded that the Company had a material weakness in its internal control over financial reporting during the Affected Periods relating to the error described above. The Company’s remediation plan with respect to such material weakness will be described in the Amended Form 10-K to be filed with the SEC.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, BDO USA, LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding the expected impacts of the restatement of the Company’s financial statements for the Affected Periods and in fiscal 2023, the Company’s plans to file an amendment to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and the Company’s plans to remediate the material weakness in its internal control over financial reporting. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to the facts underlying the Audit Committee’s conclusion to the extent known to the Company at the time of filing being complete and accurate. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities and the following: the discovery of additional information relevant to the Affected Periods; changes in the effects of the restatement on the Company’s financial statements or financial results; and delay in the filing of the Amended Form 10-K due to the Company’s efforts to complete the restatement. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: October 21, 2022	By:	/s/ Neal S. Shah
Neal S. Shah
Chief Financial Officer

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